U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 19, 2001

SAN Holdings, Inc.
Exact Name of Registrant as Specified in its Charter

                                                              Colorado                                                                                                                 84-0907969
                                                 (State of incorporation)                                                                               (I.R.S. Employer Identification No.)

Commission File Number 0-16423

900 West Castleton Road, Suite 210, Castle Rock, CO 80104
Address of Principal Executive Office, Including Zip Code

(303) 660-4633
Registrant’s Telephone Number, Including Area Code

ITEM 1. CHANGE IN CONTROL.
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 19, 2000, SAN Holdings, Inc. (the “Company”) acquired ITIS Services, Inc., a privately-held data storage consulting and integration firm. As a result, ITIS is a wholly owned subsidiary of the Company. At the closing of this acquisition, the Company issued an aggregate of 18,511,256 shares of the Company’s Common Stock to the former shareholders of ITIS. For tax and accounting purposes, the acquisition is effective as of December 31, 2001.

        ITIS Services is a storage solution provider that designs, deploys and supports high-performance storage networking solutions for a client base that includes some of the nation’s largest financial services, healthcare and technology companies. ITIS is known for its innovative approach to storage networking founded on a vendor-independent tiered architecture. ITIS Services has earned a reputation for intelligent systems design, rapid implementation, exemplary client service and unsurpassed industry knowledge.

        Fred T. Busk, III, President and CEO of ITIS, has been appointed COO and Executive Vice President of the Company. Brendan T. Reilly, ITIS’ Executive Vice President and Chief Technology Officer, has been appointed Vice President - Sales East and Chief Technology Officer of the Company’s operating subsidiaries. Messrs. Busk and Reilly have been appointed to the Company’s Board of Directors, which has been expanded to five members to accommodate these appointments. Both will continue to oversee ITIS’s operations and customers as part of the Company’s combined business. Hugh A. O’Reilly, Esq., Senior Vice President - Finance and Administration of ITIS,has been appointed the Company’s Senior Vice President - Legal and Administration. F. William Tilt, Executive Vice President - Engineering and Business Development of ITIS, has been appointed Vice President Professional Services of the Company’s operating subsidiaries.

        ITIS operates from headquarters in South Norwalk, Connecticut, and has a strong market presence in the Northeastern United States. ITIS staff currently numbers 26, including 9 engineers, 11 sales and sales support personnel and 6 corporate personnel. The Company intends to continue the business of ITIS from its current location, having effected the transaction in part to establish a more significant market presence in the regions currently served by ITIS.

        Prior to closing, the Company’s Board of Directors received and reviewed the opinion of Wedbush Morgan Securities, Inc., as to the fairness, from a financial point of view, to the Company’s shareholders of the consideration paid for ITIS the acquisition.

        As a result of the acquisition, former shareholders of ITIS own slightly less than 50% of the total shares outstanding immediately following the acquisition. Former ITIS shareholders Brendan T. Reilly and Andrew K. Reilly and Hollger LLC have become principal shareholders of the Company, each beneficially owning more than five percent of the total shares outstanding immediately following the acquisition. The Company has agreed to file a registration statement no later than April 30, 2002, and use its best efforts to have it promptly declared effective to permit public sale of the shares issued to the ITIS shareholders. The Company will include in this ‘resale’ registration statement other privately issued securities.

        There was no previous material relationship between ITIS and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The business acquired by the Company was operated as a Delaware limited liability company, ITIS Services LLC until October 22, 2001. As of that date, ITIS Services LLC converted to a corporation, ITIS Services, Inc., pursuant to the Delaware limited liability company act and the Delaware general corporation law. The audited financial statements of ITIS Services LLC as of and for the period ended December 31, 2000 are filed with this report.

        (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information will be filed by amendment on or before March 4, 2002.

        (c) EXHIBITS. The exhibits listed below are filed with this report.

EXHIBIT
NUMBER         DESCRIPTION                 LOCATION

10.1	Agreement and Plan of Merger dated December 10, 2001 by and among SAN Holdings, Inc., ITIS Acquisition Corp. and ITIS Services, Inc., including exhibits thereto, but omitting listed schedules which will be furnished to the staff upon request.

ITIS Services LLC

Financial Statements
December 31, 2000

ITIS Services LLC

Index to Financial Statements

_______________________________________________________________________________________________________

                                                                                Page

Financial statements:

  Report of Independent Accountants                                                5

  Balance sheet                                                                    6

  Statement of operations                                                          7

  Statement of changes in members' equity                                          8

  Statement of cash flows                                                          9

Notes to financial statements                                                  10-13

PricewaterhouseCoopers LLP
300 Atlantic Street
P.O. Box 9316
Stamford CT 06904-9316
Telephone (203) 539-3000
Facsimile (203) 539-3001

Report of Independent Accountants

To the Management Committee of
ITIS Services LLC

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in members’ equity and of cash flows present fairly, in all material respects, the financial position of ITIS Services LLC (the “Company”) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a limited operating history and has incurred a loss from operations since its inception. These circumstances raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ PricewaterhouseCoopers LLP
August 23, 2001

ITIS Services LLC
Balance Sheet
December 31, 2000

___________________________________________________________________________________________________

Assets
Current assets:
  Cash and cash equivalents ......................................    $ 3,289,165
  Accounts receivable ............................................        607,303
  Prepaid expenses and other current assets ......................         84,473
                                                                      -----------
       Total current assets ......................................      3,980,941

  Inventory ......................................................         82,385
  Property and equipment, net of accumulated
   depreciation of $51,954 .......................................        264,209
                                                                      -----------
       Total assets ..............................................    $ 4,327,535
                                                                      ===========

Liabilities and Members' Equity

Current liabilities:
  Accounts payable ...............................................    $   544,575
  Related party accounts payable .................................          5,000
  Accrued wages ..................................................         29,311
  Other accrued liabilities ......................................         18,725
                                                                      -----------
       Total current liabilities .................................        597,611
                                                                      -----------

  Commitments and contingencies

  Members' equity ................................................      3,729,924
                                                                      -----------
     Total liabilities and members' equity .......................    $ 4,327,535
                                                                      ===========

The accompanying notes are an integral part of these financial statements.

ITIS Services LLC
Statement of Operations
For the year ended December 31, 2000

___________________________________________________________________________________________________

Revenue from:

  Sales ....................................................          $ 2,609,893
  Consulting services ......................................              340,440
                                                                      -----------
       Total revenue .......................................            2,950,333

Cost and expenses:

  Cost of goods sold .......................................            2,012,346
  Cost of services .........................................              100,100
  Selling, general and administrative ......................            2,241,282
  Depreciation and amortization ............................               51,954
                                                                    -----------
       Total costs and expenses ............................            4,405,682
                                                                    -----------

Loss from operations .......................................           (1,455,349)
Interest income ............................................               59,273
                                                                    -----------

Net loss ...................................................          $(1,396,076)
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

ITIS Services LLC
Statement of Changes in Members’ Equity
For the year ended December 31, 2000

___________________________________________________________________________________________________

Members' equity at January 1, 2000 ..................  $     --

Contributions from members ..........................        1,000

Issuance of convertible preferred Series A Units ....    5,125,000

Net loss ............................................   (1,396,076)
                                                       -----------

Members' equity at December 31, 2000 ................  $ 3,729,924
                                                       ===========

The accompanying notes are an integral part of these financial statements.

ITIS Services LLC
Statement of Cash Flows
For the year ended December 31, 2000

___________________________________________________________________________________________________

Cash flows from operating activities:
  Net loss ........................................................   $(1,396,076)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
   Depreciation ...................................................        51,954
   Changes in assets and liabilities:
     Increase in accounts receivable ..............................      (607,303)
     Increase in prepaid expenses and other current assets ........       (84,473)
     Increase in inventory ........................................       (82,385)
     Increase in accounts payable .................................       544,575
     Increase in related party payable ............................         5,000
     Increase in accrued wages ....................................        29,311
     Other accrued liabilities ....................................        18,725
                                                                      -----------

   Net cash used in operating activities ..........................    (1,520,672)
                                                                      -----------

Cash flows from investing activities:
  Capital expenditures ............................................      (316,163)
                                                                      -----------

   Net cash used in investing activities ..........................      (316,163)
                                                                      -----------

Cash flows from financing activities:
    Cash received for membership interests ........................     5,126,000
                                                                      -----------

   Net cash provided by financing activities ......................     5,126,000
                                                                      -----------

   Net increase in cash ...........................................     3,289,165

   Cash and cash equivalents, beginning of period .................             0
                                                                      -----------
   Cash and cash equivalents, end of period .......................   $ 3,289,165
                                                                      ===========

The accompanying notes are an integral part of these financial statements.

ITIS Services LLC
Notes to Financial Statements

___________________________________________________________________________________________________

1.         Business and Organization

Formation of the Business
ITIS Services LLC. (the “Company”) was formed as a limited liability company under the Delaware Limited Liability Company Act (the “Act”) on November 15, 1999. As of January 1, 2000, the Company acquired substantially all of the assets and assumed certain liabilities of ITIS Inc., and commenced operations on that date. The Company principally operates as a reseller of computer software and hardware and a provider of related services.

The accompanying financial statements have been prepared on a basis which assumes that the Company will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has a limited operating history and has incurred losses from operations since its inception. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters include expanding its market share as well as seeking additional financing arrangements. As discussed in Note 8, the Company also undertook a restructuring in June 2001 in order to reduce operating expenses. Although, management continues to pursue these plans, there is no assurance that the Company will be successful in obtaining sufficient fees for its services or financing on terms acceptable to the Company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Limited Liability Company Agreement
The Company has been organized as a limited liability company. The owners of an interest in a limited liability company are called “members” and are not individually liable for the obligations and liabilities of the entity.

Pursuant to the Limited Liability Company Operating Agreement (the “Agreement”), the members of the Company have approved a management committee. The Agreement also contains certain restrictions with regard to the disposition/transfer of individual membership interests.

2.         Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Concentration of Credit Risk and Significant Customers
Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of trade accounts receivable. To minimize risk, ongoing credit evaluations of customers’ financial condition are performed, although collateral generally is not required. At December 31, 2000, three customers accounted for 52.8%, 20.2% and 18.6% of gross accounts receivable.

Inventories The inventory balance primarily reflects goods that have shipped, but, have not been received by the customer as of year end. It is not the company’s business practice to stock inventory.

Property and Equipment
Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method. Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is credited or charged to income. Repairs and maintenance costs are expensed as incurred.

Revenue Recognition
The Company’s revenue is derived from primarily two sources: (i) resale and installation of computer hardware and software and (ii) service revenue, derived primarily from providing consulting services to end users.

Revenue is recognized upon execution of a contract and completion of delivery and service obligations, provided that no uncertainties regarding customer acceptance exist and collection of the related receivable is probable.

Income Taxes
The Company, as an LLC, is taxed as a partnership for federal and state tax purposes. There are no entity level income taxes imposed by jurisdictions in which the Company conducts its business and, therefore, these financial statements do not reflect any federal or state income tax expense. The profit or loss is deemed passed through to the members of the LLC and they are obligated to report such profit or loss on their own tax returns in the relevant jurisdictions.

Equity Compensation The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related interpretations in accounting for equity awards.

Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are short term in nature, and accordingly, their carrying value approximates fair value.

3.         Property and Equipment

                                               Estimated
                                              useful life
                                                     (years)
                                              -----------

     Software                                       2       $   100,000
     Computer equipment                             3           212,113
     Furniture and fixtures                         5             4,050
                                                             ----------
                                                               316,163
     Less - accumulated depreciation                            (51,954)
                                                             ----------
                                                            $   264,209
                                                             ==========
Depreciation expense for the year ended December 31, 2000 was $51,954.

4.         Commitments and Contingencies

The Company leases its office space and certain office equipment under noncancelable operating leases. Total rent expense under these operating leases was approximately $131,535 for the year ended December 31, 2000.

Future minimum lease payments under noncancelable operating leases at December 31, 2000 are as follows:

               Years ending December 31:
               2001                                         $ 226,559
               2002                                           166,029
               2003                                            74,119
               2004                                            12,657
               2005                                                 0
                                                            ---------
                                                            $ 479,364
                                                            =========
The Company may be party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that there is not any substantive litigation and claims against the Company. However, in the event such litigation or claims arise, it could result in a material adverse effect on the financial position, results of operations or cash flows of the Company.

5.         Classes or Series of Equity

The issued and outstanding equity of the Company, in the form of Units, consists of one series of Preferred Units and two classes of Common Units (Class A Common Units and Class B Common Units).

The Preferred Units possesses certain rights, powers and preferences senior to those of the Common Units. At December 31, 2000, there were 12,058,842 Preferred Units issued and outstanding. In general, upon any sale or other liquidation of the Company, the holders of the Preferred Units are entitled to preferential distributions equal to the amount of the original investment of such holders, as adjusted for prior distributions. Once the holders of the Preferred Units receive such preferential distribution, the holders of the Common Units are entitled to receive a like amount per Unit. After both the Preferred Units and the Common Units have received such distribution, the Preferred Units and the Common Units share in further distributions on a pari passu basis. In general, the holders of the Preferred Units also have the right to elect two members of the Company’s Board of Managers (referred to as “Series A Managers”), and the approval of the Series A Managers and/or the holders of the Preferred Units is required in order to approve certain actions by the Company. Excepting only the foregoing preferential voting rights, the holders of the Preferred Units vote on an as-converted basis with the holders of the Common Units. The Preferred Units are convertible into Class A Common Units at any time at a specified conversion price and are mandatorily convertible upon a public offering of the Company’s equity securities meeting certain criteria.

The Class B Common Units (which are held by one individual, the current President and Chief Executive Officer of the Company) are entitled to certain liquidation preferences over the Class A Common Units. Upon a sale or other liquidation of the Company, and following the prior distribution of $10,000,000, to the holders of the Class A Common Units (representing the aggregate capital accounts of the holders of the Class A Common Units at the time the Class B Common Units were issued), the holder of the Class B Common Units is entitled to the distribution of the next $1,500,000. Following the distribution of such $1,500,000 to the holder of the Class B Units, the Class A Common Units and the Class B Units are entitled to share in subsequent distributions on a pari passu basis. Excepting only the foregoing preferential distributions, the Class B Common Units are identical to the Class A Common Units in all respects. The Class B Common Units were granted under a Restricted Unit Agreement (see Note 6). At December 31, 2000, there were 42,435,084 and 6,223,056 Class A Units and Class B Units, respectively, issued and outstanding; these amounts include units issued under Restricted Unit Agreements (see Note 6) which are considered issued and outstanding on grant date.

6.         Restricted Units Awards

Under the Company'’s Restricted Units Award Plan, officers and employees may receive grants of restricted units which provide the recipient with the right to vote all units subject to grant, and receive all distributions with respect to such units, whether or not vested. The unrealized gain reflected in the value of the Company as of the grant date is allocated, as of immediately prior to the issuance of the units, to the capital accounts or the then-existing members of the Company; accordingly, the restricted units entitle the grantee to participate solely in gains of the Company realized after the grant date. Grants are made at the discretion of the Board of Managers and generally vest over four years.

The Company applied Accounting Principle Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and its related interpretation, FIN 28, Accounting for Stock Appreciation Rights and Other Variable Option or Award Plans in accounting for the Restricted Unit Awards. Since the grantee only participates in realized gains of the Company, there was no compensation expense recorded for the year ended December 31, 2000. Future expense will be recorded when it is probable that the Company will have a realized gain and be measured as the amount of the realized gain to be distributed to grantee.

7.         Related Parties

Raging Knowledge, Inc. (“Raging Knowledge”), a software development company, is considered to be an affiliated entity because major shareholders of Raging Knowledge are also major shareholders of the Company. During a portion of 2000 the Company subleased a portion of its premises to Raging Knowledge. Rent received from Raging Knowledge (or paid by Raging Knowledge directly to the Company’s landlord) is reflected as an offset to rent expense.

Effective November 30, 2000, the Company licensed from Raging Knowledge a customized version of Raging Knowledge’s proprietary software product under a three-year license and software maintenance agreement. The Company recorded software expense of $1,104 at December 31, 2000 related to this agreement.

8.         Subsequent Event

In June 2001, the Company undertook a restructuring in which it closed its Florida and Michigan operations and reduced its total number of employees by approximately 20%. The restructuring was undertaken to reduce costs and to refocus the company’s operations on the northeast markets, exiting the Florida and Michigan markets in which it has achieved very limited sales. Sales by the Florida and Michigan offices totaled less than 10% of the Company’s total sales during the first six months of 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                              SAN HOLDINGS, INC.

Dated:  December 27, 2001                               By:  /s/ John Jenkins
                                                                                             John Jenkins, CEO & President